UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2021

First United Corporation

(Exact name of registrant as specified in its charter)

Maryland	0-14237	52-1380770
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

19 South Second Street, Oakland, Maryland 21550

(Address of principal executive offices) (Zip Code)

(301) 334-9471

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock	FUNC	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02	Departure of Directors or Certain Oﬃcers; Election of Directors; Appointment of Certain Oﬃcers; Compensatory Arrangements of Certain Oﬃcers.

(e)	Compensatory Arrangements.

As previously disclosed by First United Corporation (the “Corporation”) in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 16, 2020 (the “2020 Form 8-K”), the Compensation Committee (the “Committee”) of the Corporation’s Board of Directors has adopted a Short-Term Incentive Plan (the “STIP”), which is a cash incentive award program intended to reward executives for the Corporation’s annual performance, with incentive goals selected each year by the Committee. A summary of the material terms of the STIP can be found in Item 5.02 of the 2020 Form 8-K under the heading, “First United Corporation Short-Term Incentive Plan”, which summary is incorporated herein by reference. A copy of the STIP was filed as Exhibit 10.2 to the 2020 Form 8-K.

On May 5, 2021, the Committee established incentive goals for 2021 and granted award opportunities under the STIP to (i) the Corporation’s Chairman, President and Chief Executive Officer, (ii) each of the Corporation’s other named executive officers, and (iii) the Corporation’s Senior Vice President and Chief Financial Officer. For 2021, the performance metrics are based on return on average assets, efficiency ratio, average delinquencies as a percentage of total loans, and individual performance criteria that are specific to each officer. Each officer’s specific metrics for 2021 are not material, are considered confidential by the Corporation until the financial results for 2021 have been determined, and will be disclosed as and when required by Item 402 of the SEC’s Regulation S-K. The following table provides information about the cash awards that could be earned by these officers for 2021 and paid in 2022 under the STIP:

GRANTS OF PLAN-BASED AWARDS

		Estimated Possible Annual Payouts Under the EPPP ($)
Name	Year	Threshold	Target	Maximum (Stretch)
Carissa L. Rodeheaver	2021	$30,487	$60,974	$91,461
Robert L. Fisher, II	2021	21,078	42,155	63,233
Jason B. Rush	2021	19,313	38,625	57,938
Tonya K. Sturm	2021	16,068	32,136	48,204

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits filed or furnished with this report are listed in the following Exhibit Index:

Exhibit No.	Description

10.1	First United Corporation Short-Term Incentive Plan (incorporated by reference to Exhibit 10.2 to the Corporation’s Current Report on Form 8-K filed on March 16, 2020)*

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST UNITED CORPORATION

Dated: May 10, 2021	By:	/s/ Tonya K. Sturm
Tonya K. Sturm
Senior Vice President & CFO